PEARL CONSULTING FZ-LLC
                              FINANCIAL STATEMENTS

                             JUNE 30, 2006 and 2005

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                     1

Balance Sheets                                                              2

Statements of Operations                                                    3

Statements of Cash Flow                                                     4

Statements of Changes in Stockholders' Equity                               5

Notes to  Financial Statements                                              6-12

             Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Pearl Consulting FZ LLC.

We have audited the accompanying balance sheets of Pearl Consulting FZ LLC as of June 30, 2006 and 2005, and the related statements of operations, stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pearl Consulting FZ LLC as of June 30, 2006 and 2005, and the related statements of operations, stockholder's equity, and cash flows for the years ended June 30, 2006 and 2005, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. During the year ended June 30, 2006 and 2005, the Company incurred net losses of $1,997 and $287, respectively. In addition, the Company had negative cash flow in operating activities amounting $1,997 and $287, respectively in the years ended June 30, 2006 and 2005. These factors, among others, as discussed in Note F to the consolidated financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note F. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Kabani & Company, Inc.
Certified Public Accountants

Los Angeles, California
October 30, 2006

                             PEARL CONSULTING FZ-LLC
                                 BALANCE SHEETS
                             JUNE 30, 2006 AND 2005

                                                               ASSETS
                                                                                                      2006                 2005
                                                                                                   -----------          -----------
Current Assets
  Cash and cash equivalents                                                                        $        80          $   290,905
  Loan receivable from related party                                                                 1,770,459              982,447
                                                                                                   -----------          -----------
    Total Current Assets                                                                             1,770,539            1,273,351
                                                                                                   -----------          -----------

Total Assets                                                                                       $ 1,770,539          $ 1,273,351
                                                                                                   ===========          ===========

                                                LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
  Loan payable to related party                                                                    $ 1,704,753          $ 1,205,561
                                                                                                   -----------          -----------
    Total Current Liabilities                                                                        1,704,753            1,205,561
                                                                                                   -----------          -----------
    Total Liabilities                                                                                1,704,753            1,205,561
                                                                                                   -----------          -----------

Stockholder's Equity
  Common stock, $1.663 par value, 100,000,000 shares authorized,
   100 issued and outstanding                                                                           68,075               68,075
  Other comprehensive loss                                                                                  (6)                   2
  Retained earnings                                                                                     (2,284)                (287)
                                                                                                   -----------          -----------
    Total Stockholder's Equity                                                                          65,785               67,790
                                                                                                   -----------          -----------
Total Liabilities and Stockholder's Equity                                                         $ 1,770,539          $ 1,273,351
                                                                                                   ===========          ===========

      The accompanying footnotes are an integral part of these financials.

                             PEARL CONSULTING FZ-LLC
                            STATEMENTS OF OPERATIONS
                FOR THE FISCAL YEARS ENDED JUNE 30, 2006 AND 2005

                                                      2006              2005
                                                  -----------       -----------
Net Revenue                                       $        --       $        --

Operating expenses
    General and administrative expenses                 1,997               287
                                                  -----------       -----------

Net loss                                               (1,997)             (287)
                                                  -----------       -----------

Other Comprehensive Gain (Loss)
    Foreign Currency Translation                           (8)                2
                                                  -----------       -----------

Comprehensive loss                                $    (2,005)      $      (285)
                                                  ===========       ===========

      The accompanying footnotes are an integral part of these financials.

                             PEARL CONSULTING FZ-LLC
                   STATEMENT OF STOCKHOLDER'S EQUITY (DEFICIT)
                FOR THE FISCAL YEARS ENDED JUNE 30, 2006 AND 2005


                                                                 Capital                          (Accumulated          Total
                                                                  Stock         Comprehensive        deficit)        Stockholder's
                                                 Shares           Amount             loss        Retained Earnings  Equity (deficit)
                                              ------------     ------------     -------------    -----------------  ----------------
Balance July 1, 2004                                           $         --     $         --      $         --      $         --

Issuance of capital                                    100           68,075

Foreign currency translation loss                                        --                2                --                 2

Net loss for the year ended June 30, 2005                                --               --               (287)             (287)

                                              ------------     ------------      ------------      ------------      ------------
Balance June 30, 2005                                  100           68,075                 2              (287)           67,790

Foreign currency translation loss                                        --                (8)               --                (8)

Net loss for the year ended June 30, 2006                                --                --            (1,997)           (1,997)

                                              ------------     ------------      ------------      ------------      ------------
Balance June 30, 2006                                  100     $     68,075      $         (6)     $     (2,284)     $     65,785
                                              ============     ============      ============      ============      ============

      The accompanying footnotes are an integral part of these financials.

                             PEARL CONSULTING FZ-LLC
                            STATEMENTS OF CASH FLOWS
                FOR THE FISCAL YEARS ENDED JUNE 30, 2006 AND 2005

CASH FLOWS FROM OPERATING ACTIVITIES                                                               2006                    2005
                                                                                                -----------             -----------
  Net Income                                                                                    $    (1,997)            $      (287)

CASH FLOWS FROM FINANCING ACTIVITIES
  Net proceed (payment) from loan payable to related party                                          515,321               1,175,137
    Loan receivable from related parties                                                           (804,154)               (951,161)
  Proceed from issuance of capital                                                                       --                  68,075
                                                                                                -----------             -----------

  Net cash provided by (used in) financing activities                                              (288,833)                292,051
                                                                                                -----------             -----------

  Effect of exchange rate changes on cash and cash equivalents                                            5                    (860)
                                                                                                -----------             -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                               (290,825)                290,905

CASH AND CASH EQUIVALENTS, BEGINNING BALANCE                                                        290,905                      --
                                                                                                -----------             -----------

CASH AND CASH EQUIVALENTS, ENDING BALANCE                                                       $        80             $   290,905
                                                                                                ===========             ===========

SUPPLEMENTAL DISCLOSURES:

  Cash paid during the year for:

    Interest paid                                                                               $        --             $        --
                                                                                                ===========             ===========

      The accompanying footnotes are an integral part of these financials.

                             PEARL CONSULTING FZ-LLC
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note A - ORGANIZATION

      Pearl Consulting FZ-LLC ("Pearl Dubai") a free zone limited liability company organized under the Laws of Dubai, UAZ was incorporated on November 9, 2004. When used in these notes, the terms "Company," "we," "our," or "us" mean Pearl Consulting FZ-LLC ("Pearl Dubai").

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation

      The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. Functional currency of the Company is the Utd. Arab Emir. Dirham. (AED); however the accompanying financial statements have been translated and presented in United States Dollars (USD).

      Exchange Gain (Loss):

      During the fiscal years ended June 30, 2006 and 2005, the transactions of Pearl Pakistan were denominated in foreign currency and were recorded in Utd. Arab Emir. Dirham. (AED) at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.

      Translation Adjustment As of June 30, 2006 and 2005, the accounts of Pearl Pakistan were maintained, and its financial statements were expressed, in Utd. Arab Emir. Dirham. (AED). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the AED as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders' equity (deficit) is translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income" as a component of shareholders' equity (deficit).

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Risks and Uncertainties The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

                             PEARL CONSULTING FZ-LLC
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(Continuted)

      Contingencies

      Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. Our management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

      If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

      Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

      Cash and Cash Equivalents

      Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

      Stockholders equity

      The Company on November 9, 2004 issued 250,000 shares for approximately $67,239.

      Fair Value of Financial Instruments

      Statement of Financial Accounting Standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

                             PEARL CONSULTING FZ-LLC
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(Continuted)

      Revenue Recognition

      Under SOP 97-2 as amended, SOP 81-1 and SAB 104 the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is reasonably assured. In instances where final acceptance of the product, system, or solution is specified by the customer, revenue is deferred until all acceptance criteria have been met. . The Company also follows the provisions of the Securities and Exchange Commission's Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," as revised by SAB 104.

      Income Taxes

      The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

      Statement of Cash Flows

      In accordance with SFAS No. 95, "Statement of Cash Flows," cash flow from our operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

      New Accounting Pronouncements

      In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's second quarter of fiscal 2006. The Company does not expect the adoption of FAS No. 123R to have a material impact on its consolidated financial position, results of operations or cash flows.

                             PEARL CONSULTING FZ-LLC
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(Continuted)

      In May 2005, the FASB issued FASB Statement No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3". This statement replaces APB Opinion No. 20, "Accounting Changes", and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements", and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. This statement is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management believes the adoption of this pronouncement will not have a material effect on our consolidated financial statements.

      In June 2005, the FASB ratified the EITF consensus to amend EITF No. 96-16, "Investor's Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholders Have Certain Approval or Veto Rights". The EITF agreed to amend the Protective Rights section of this consensus, as well as Example of Exhibit 96-16A, to be consistent with the consensus reached in Issue No. 04-5, "Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similarly Entity When the Limited Partners Have Certain Rights." The provisions of this amendment should be applied prospectively to new investments and to investment agreements that are modified after June 29, 2005. Management believes the adoption of this pronouncement will not have a material effect on our consolidated financial statements.

      In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its consolidated financial position or results of operations.

      In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006. The Company has not evaluated the impact of this pronouncement its financial statements.

                             PEARL CONSULTING FZ-LLC
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(Continuted)

      In March 2006 FASB issued SFAS 156 'Accounting for Servicing of Financial Assets' this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

      1. Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

      2. Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

      3. Permits an entity to choose 'Amortization method' or Fair value measurement method' for each class of separately recognized servicing assets and servicing liabilities.

      4. At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

      5. Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. An entity should adopt this Statement as of the beginning of its first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the financial statement.

      In September 2006, FASB issued SFAS 157 `Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

                             PEARL CONSULTING FZ-LLC
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note C --RELATED PARTY TRANSACTIONS

      As of June 30, 2006 and 2005, the Company had unsecured, non interest bearing, due on demand loan receivable from the shareholder of the Company in the amount of $1,770,459 and $982,447, respectiovely.

      As of June 30, 2006 and 2005, the Company had an unsecured loan payable, non interest bearing, due of demand loan payable to a company that is owned by the shareholder of the Company in the amount of $1,704,753 and $1,205,561, respectively.

Note D - OTHER COMPREHENSIVE INCOME

      Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders' equity, at June 30, 2006 is as follows:

                                                            Accumulated Other
                                                           Comprehensive Income
                                                           --------------------
Balance at June 30, 2004                                   $                 --
Change for 2005                                                               2
                                                           --------------------
Balance at June 30, 2005                                                      2
Change for 2006                                                              (8)
                                                           --------------------
Balance at June 30, 2006                                   $                 (6)
                                                           ====================

Note E - COMMITTMENTS

      The Company leases an office facility under an operating lease that terminates on July 31, 2006. Rental expense for this lease consisted of $1,435 for the fiscal year ended June 30, 2006.

Note F - GOING CONCERN

      As reflected in the accompanying financial statements, the Company had no significant operations as of June 30, 2006 and 2005. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

      Management that cash flows from operations will be sufficient to cover operating and financial requirements starting in the third quarter of 2006.

                             PEARL CONSULTING FZ-LLC
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note F - SUBSEQUENT EVENTS

      On August 31, 2006 the Company's shareholders transferred 98 shares of common stock in Pearl Consulting (PVT), Ltd. ("Pearl Pakistan"), a Pakistan registered entity, to the Company. These shares represent ninety eight percent (98%) of the issued and outstanding shares on that date. Pearl Pakistan is now a majority owned subsidiary of the Company.

      On September 15, 2006 the Company declared a cash dividend to its shareholder in the amount of $1,770,459.

      On October 30, 2006, the Company, the shareholder of the Company (the "Shareholders") and Flickering Star Financial, Inc. ("Flickering") entered into a Share Exchange Agreement (the "Agreement") pursuant to which Flickering will acquire 100% of the Company in a stock transaction. Under the terms of the Agreement, Flickering will deliver 6,500,000 unregistered shares of common stock to the Shareholder in exchange for 100% of the issued and outstanding shares of the Company